MUNIYIELD
                                                                     QUALITY
                                                                     FUND, INC.

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

MuniYield Quality Fund, Inc.

DEAR SHAREHOLDER

For the six months ended April 30, 1999, the Common Stock of MuniYield Quality Fund, Inc. earned $0.429 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.65%, based on a month-end per share net asset value of $15.33. Over the same period, the total investment return on the Fund's Common Stock was +1.26%, based on a change in per share net asset value from $15.58 to $15.33, and assuming reinvestment of $0.435 per share income dividends.

For the six-month period ended April 30, 1999, the average yields of the Fund's Auction Market Preferred Stock were: Series A, 3.45%; Series B, 3.02%; Series C, 2.98%; and Series D, 3.07%.

The Municipal Market Environment

During the six months ended April 30, 1999, long-term bond yields generally moved higher. From November 1998 through mid-January 1999, long-term bond yields traded in a relatively narrow range. However, during February, a number of economic indicators were released that suggested that economic growth in the United States would likely remain strong throughout most of 1999. Consequently, long-term US Treasury bond yields rose more than 60 basis points (0.60%) to 5.70% by early March. During the remainder of the six-month period, US Treasury bond yields traded between 5.50% and 5.70% as the lack of inflationary pressures offset much of the concerns generated by continued strong economic growth. During most of the period, long-term, uninsured tax-exempt bond yields exhibited far less volatility and were largely stable. Also, long-term municipal bond yields rose just 5 basis points to 5.29% at the end of April 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the tax-exempt market was better able to withstand much of the upward pressure on bond yields because of its stronger technical position. While the continued positive inflationary environment limited some of the recent increases in taxable bond yields, a deteriorating supply/demand position helped push taxable bond yields significantly higher than municipal bond yields. Much of the US Treasury bond market's underperformance in recent months can be attributed to the large amounts of taxable corporate issuance. Large taxable corporate underwritings reduced the demand for US Government securities in recent months, pushing US Treasury bond yields higher.

On the other hand, the tax-exempt bond market enjoyed only limited new-issue supply. During the six months ended April 30, 1999, more than $123 billion in new long-term tax-exempt securities was underwritten, a decline of 10% compared to the same period a year ago. Municipalities issued less than $60 billion in long-term tax-exempt securities during the three months ended April 30, 1999, a decline of 25% compared to the April 30, 1998 quarter. More recently, the rate of new tax-exempt issuance has declined even further. During April 1999, just over $15 billion in long-term tax-exempt securities was marketed, a decline of over 33% compared to April 1998 levels. As municipal bond yields fell and stabilized in recent quarters, the ability of municipalities to refinance existing higher-couponed debt declined. This led to a significant decrease in refunding issuance and an overall drop in new municipal bond supply. When coupled with ongoing, moderate retail and institutional demand, the tax-exempt bond market was able to avoid much of the yield volatility exhibited by US Treasury securities.

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment. However, in recent years, bond yields reached their annual peaks in early May and declined for the remainder of the year.

MuniYield Quality Fund, Inc.                                      April 30, 1999

A meaningful decline in fixed-income bond yields would require either evidence of a significant slowdown in the US economy or the resumption of concerns regarding renewed shocks to the world's economic system. Currently, neither condition exists or seems likely in the immediate future. In our opinion, this suggests a continuation of the narrow trading ranges seen in recent months.

Portfolio Strategy

During the six-month period ended April 30, 1999, we shifted our strategy to a neutral-to-defensive outlook toward the municipal bond market. We changed our previously positive view because a domestic slowdown did not materialize and the global economy appears to have bottomed. We increased our cash position and moved to the sidelines while we awaited further economic data. At April 30, 1999, we maintained approximately 83% of the Fund's holdings in bonds rated A or better by at least one of the major rating agencies.

Currently, inflation continues to be negligible and does not present any problem at this time. However, with a robust domestic economy and a global economy showing signs of life, we are carefully monitoring the environment for any signs of inflation. Should the domestic economy cool, we would look for an opportunity to re-enter the municipal bond marketplace at higher yield levels.

Short-term tax-exempt yields exhibited considerable volatility in recent months. Interest rates paid to the Fund's Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. Current short-term interest rate levels reflect tax season-related pressures, which we expect to abate soon. During the six-month period ended April 30, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe that the Federal Reserve Board's monetary policy is likely to remain in a narrow range for the remainder of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Vice President and Portfolio Manager

June 10, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniYield Quality Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

MuniYield Quality Fund, Inc.                                      April 30, 1999

PROXY RESULTS

During the six-month period ended April 30, 1999, MuniYield Quality Fund, Inc.'s Common Stock shareholders voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:        Terry K. Glenn                      28,740,948          524,886
                                         James H. Bodurtha                   28,736,978          528,856
                                         Herbert I. London                   28,736,978          528,856
                                         Robert R. Martin                    28,734,685          531,149
                                         Arthur Zeikel                       28,736,978          528,856
-----------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     28,907,819       139,412       218,603
-----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund.     Adjourned      Adjourned     Adjourned
-----------------------------------------------------------------------------------------------------------------


During the six-month period ended April 30, 1999, MuniYield Quality Fund, Inc.'s Preferred Stock shareholders (Series A, B, C and D) voted on the following proposals. Proposals 1 and 2 were approved at a shareholders' meeting on April 21, 1999. The meeting was adjourned with respect to Proposal 3. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted    Shares Withheld
                                                                                 For          From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and
   Arthur Zeikel as follows:

                                         Series A                               1,520               0
                                         Series B                                 679           1,003
                                         Series C                               1,929               4
                                         Series D                               1,713               0
-----------------------------------------------------------------------------------------------------------------

                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                         Series A                           1,520            0             0
                                         Series B                           1,683            0             0
                                         Series C                           1,702            0           230
                                         Series D                           1,713            0             0

----------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Articles Supplementary of the Fund as follows:

                                         Series A                         Adjourned      Adjourned     Adjourned
                                         Series B                         Adjourned      Adjourned     Adjourned
                                         Series C                         Adjourned      Adjourned     Adjourned
                                         Series D                         Adjourned      Adjourned     Adjourned
----------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term mu ni cipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock share holders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as der ivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Alabama--2.2%                                   Jefferson County, Alabama, Sewer Revenue Bonds (d):
                     AAA     Aaa      $ 4,500      Capital Improvement Warrants, Series A, 5% due 2/01/2033             $  4,323
                     AAA     NR*       10,250      RIB, Series 124, 6.39% due 2/01/2036 (j)                               10,636
--------------------------------------------------------------------------------------------------------------------------------
Alaska--1.0%                                    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                     NR*     NR*        6,000      (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                6,254
                     A1+     VMIG1+       300      (Exxon Pipeline Company Project), VRDN, Series B,
                                                   4.05% due 12/01/2033 (k)                                                  300
--------------------------------------------------------------------------------------------------------------------------------
Arizona--1.5%        A       A2         5,000   Maricopa County, Arizona, IDA, Health Facilities Revenue
                                                Refunding Bonds (Catholic Healthcare West Project), Series A,
                                                5% due 7/01/2016                                                           4,843
                     A1+     P1         4,100   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                Refunding (Arizona Public Service Company), VRDN, Series A,
                                                4.10% due 5/01/2029 (k)                                                    4,100
                     AA      Aa1        1,000   Scottsdale, Arizona, Water and Sewer Revenue Bonds (Project
                                                of 1989), Series E, 4.50% due 7/01/2020                                      924
--------------------------------------------------------------------------------------------------------------------------------
California--3.0%     AAA     NR*        3,750   California Health Facilities Finance Authority, Revenue
                                                Refunding Bonds, RIB, Series 90, 6.535% due 8/15/2028 (h)(j)               3,953
                                                California State Public Works Board, Lease Revenue Bonds,
                                                Series A (i):
                     A       Aaa        6,800      (Department of Corrections), 7% due 11/01/2004                          8,008
                     AAA     Aaa        7,000      (Various University of California Projects),
                                                   6.60% due 12/01/2002                                                    7,841
--------------------------------------------------------------------------------------------------------------------------------
Colorado--3.7%       NR*     Aa2        2,190   Colorado HFA, S/F Program Revenue Bonds, AMT,
                                                Senior Series A-1, 7.40% due 11/01/2027                                    2,475
                                                Colorado Health Facilities Authority, Hospital Revenue Bonds,
                                                Series A (i):
                     NR*     Aaa        1,350      (P/SL Healthcare System Project), 6.875% due 2/15/2003                  1,519
                     NR*     Aaa        4,550      (Swedish Medical Center Project), 6.80% due 1/01/2003                   5,094
                                                Denver, Colorado, City and County Airport Revenue Bonds:
                     BBB+    Baa1       5,000      AMT, Series D, 7.75% due 11/15/2013                                     6,284
                     NR*     Aaa        6,545      RITR, Series 13, 6.07% due 11/15/2023 (j)                               6,703
                     AAA     Aaa        2,855   E-470 Public Highway Authority, Colorado, Revenue Refunding
                                                Bonds, Senior Series A, 4.75% due 9/01/2023 (h)                            2,705
--------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT                  Alternative Minimum Tax (subject to)
EDA                  Economic Development Authority
GO                   General Obligation Bonds
HDA                  Housing Development Authority
HFA                  Housing Finance Agency
IDA                  Industrial Development Authority
PCR                  Pollution Control Revenue Bonds
RIB                  Residual Interest Bonds
RITR                 Residual Interest Trust Receipts
S/F                  Single-Family
VRDN                 Variable Rate Demand Notes

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Delaware--0.3%       AA      Aa1      $ 2,135   New Castle County, Delaware, GO, 5.125% due 10/01/2012                  $  2,226
--------------------------------------------------------------------------------------------------------------------------------
District of
Columbia--0.7%       AAA     Aaa        5,000   Washington D.C., Convention Center Authority, Dedicated Tax
                                                Revenue Bonds, Senior Lien, 4.75% due 10/01/2028 (a)                  4,592
--------------------------------------------------------------------------------------------------------------------------------
Florida--2.2%        AAA     Aaa        6,015   Florida State Board of Education, Lottery Revenue Bonds,
                                                Series C, 5.125% due 7/01/2015 (d)                                         6,178
                     AAA     Aaa        5,260   Orange County, Florida, Tourist Development Tax Revenue
                                                Refunding Bonds, 5.125% due 10/01/2021 (h)                                 5,275
                     NR*     B1         3,120   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                Education and Research Foundation Project), Series A,
                                                7% due 9/01/2024                                                           3,051
--------------------------------------------------------------------------------------------------------------------------------
Georgia--2.1%        AA      Aa3        4,825   Atlanta, Georgia, GO, Series A, 6.125% due 12/01/2004 (i)                  5,426
                     A       A3         4,785   Monroe County, Georgia, Development Authority, PCR,
                                                Refunding (Oglethorpe Power Corporation--Scherer), Series A,
                                                6.80% due 1/01/2011                                                        5,640
                     A1      VMIG1+     3,100   Putnam County, Georgia, Development Authority, PCR, Refunding
                                                (Georgia Power Company Plant Project), VRDN,
                                                Second Series, 4.25% due 9/01/2029 (k)                                     3,100
--------------------------------------------------------------------------------------------------------------------------------
Illinois--12.7%                                 Chicago, Illinois, Board of Education (j):
                     AAA     NR*        6,035      GO, RIB, Series 51, 6.105% due 12/01/2027 (a)                           6,017
                     NR*     Aaa       10,000      RITR, Series 3, 6.07% due 12/01/2027                                    9,970
                     NR*     Aaa       11,050      RITR, Series 39, 6.085% due 12/01/2030                                 11,006
                     AAA     Aaa        2,000   Chicago, Illinois, Sales Tax Revenue Refunding Bonds,
                                                5.25% due 1/01/2028 (d)                                                    1,994
                     AAA     Aaa        2,500   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                Second Lien, 5.25% due 1/01/2028 (a)                                       2,492
                                                Cook County, Illinois, GO (Capital Improvement), Series A (d):
                     AAA     Aaa        4,500      5% due 11/15/2023                                                       4,346
                     AAA     Aaa       15,750      5% due 11/15/2028                                                      15,116
                     BBB     Baa1      15,000   Illinois Development Finance Authority, PCR, Refunding
                                                (Illinois Power Company Project), Series A, 7.375% due 7/01/2021          17,309
                     AA-     Aa3        2,130   Illinois Development Finance Authority Revenue Bonds
                                                (Presbyterian Home Lake Project), Series B, 6.25% due 9/01/2017            2,349
                     NR*     A1         3,750   Illinois Student Assistance Commission, Student Loan Revenue
                                                Refunding Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                  3,960
                     NR*     Aaa       10,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                State Tax Revenue Bonds, RITR, Series 8, 6.07% due 6/15/2027 (j)           9,970
--------------------------------------------------------------------------------------------------------------------------------
Indiana--5.2%                                   De Kalb County, Indiana, Redevelopment Authority Revenue
                                                Bonds (Mini-Mill), Series A (b):
                     AAA     NR*        3,000      6.50% due 1/15/2014                                                     3,337
                     AAA     NR*        3,220      6.625% due 1/15/2017                                                    3,593
                     AAA     NR*        2,500   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                Program), Series A, 6.875% due 2/01/2012                                   2,854

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Indiana              BBB     Baa2     $ 7,800   Indianapolis, Indiana, Airport Authority, Special Facilities
(concluded)                                     Revenue Bonds (Federal Express Corporation Project), AMT,
                                                7.10% due 1/15/2017                                                     $  8,691
                     AA      NR*       15,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                Revenue Bonds, Series D, 6.75% due 2/01/2020                              16,444
--------------------------------------------------------------------------------------------------------------------------------
Kansas--0.6%                                    Kansas City, Kansas, Utility System Revenue Refunding Bonds (d):
                     AAA     NR*        1,140      6.375% due 9/01/2004 (i)                                                1,294
                     AAA     Aaa        2,360      6.375% due 9/01/2023                                                    2,634
--------------------------------------------------------------------------------------------------------------------------------
Kentucky--3.6%       AAA     Aaa        4,935   Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                Series B, 6.625% due 7/01/2026 (e)                                         5,282
                     AAA     Aaa        6,570   Lexington-Fayette Urban County Government, Kentucky,
                                                Governmental Project Revenue Bonds (University of Kentucky
                                                Alumni Association Inc. Project), 6.75% due 11/01/2004 (h)(i)              7,596
                     NR*     NR*        5,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                (TJ International Project), AMT, 7% due 6/01/2024                          5,691
                     A+      Aa2        5,000   Trimble County, Kentucky, PCR, AMT, Series B,
                                                6.55% due 11/01/2020                                                       5,374
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts--8.4%  AAA     Aaa       11,500   Boston, Massachusetts, Water and Sewer Commission Revenue
                                                Bonds, Senior-Series D, 5% due 11/01/2028 (d)                             11,121
                                                Massachusetts Bay Transportation Authority, Massachusetts,
                                                Revenue Refunding Bonds (General Transportation System),
                                                Series A:
                     AA-     Aa3        3,730      7% due 3/01/2011                                                        4,528
                     AA-     Aa3        3,550      7% due 3/01/2014                                                        4,377
                                                Massachusetts State, HFA, S/F Housing Revenue Bonds:
                     A+      Aa3        3,735      Series 33, 6.35% due 6/01/2017                                          3,960
                     A+      Aa3        2,925      Series 37, 6.35% due 6/01/2017                                          3,102
                     NR*     Aaa        7,000   Massachusetts State Health and Educational Facilities Authority,
                                                Revenue Refunding Bonds (Southcoast Health System),
                                                Series A, 4.75% due 7/01/2027 (h)                                          6,478
                                                Massachusetts State Turnpike Authority, Metropolitan Highway
                                                System, Revenue Refunding Bonds, Senior-Series A (h):
                     AAA     Aaa        6,000      5.125% due 1/01/2023                                                    5,931
                     AAA     Aaa        2,000      5% due 1/01/2027                                                        1,936
                     AAA     Aaa        9,170   Massachusetts State Turnpike Authority, Western Turnpike
                                                Revenue Refunding Bonds, Series A, 5.55% due 1/01/2017 (h)                 9,273
                     NR*     Aaa        2,500   Massachusetts State Water Pollution Abatement Trust,
                                                Water Pollution Revenue Refunding Bonds (New Bedford
                                                Program), Series A, 4.75% due 2/01/2021 (d)                                2,361
                     AAA     Aaa        2,545   Springfield, Massachusetts, GO, Refunding (Municipal Purpose
                                                Loan), 5.25% due 11/15/2013 (f)                                            2,652
--------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Michigan--1.9%       BBB     Baa1     $12,650   Dickinson County, Michigan, Economic Development
                                                Corporation, PCR, Refunding (Champion International
                                                Corporation Project), 5.85% due 10/01/2018                              $ 12,944
--------------------------------------------------------------------------------------------------------------------------------
Mississippi--1.4%                               Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A.
                                                Inc. Project), VRDN (k):
                     NR*     VMIG1+     2,800      4.25% due 12/01/2016                                                    2,800
                     NR*     P1         1,200      4.25% due 6/01/2023                                                     1,200
                     AAA     Aaa        5,340   Mississippi State, GO (Capital Improvements), Series B,
                                                4.25% due 11/01/2018 (d)                                                   4,802
                     NR*     P1           200   Perry County, Mississippi, PCR, Refunding (Leaf River Forest
                                                Project), VRDN, 4.25% due 3/01/2002 (k)                                      200
--------------------------------------------------------------------------------------------------------------------------------
Missouri--0.7%       AA-     Aa3        4,000   Saint Louis, Missouri, Parking Facilities Revenue Bonds,
                                                6.625% due 12/15/2002 (i)                                                  4,430
--------------------------------------------------------------------------------------------------------------------------------
Nebraska--1.5%       AAA     Aaa        9,400   Nebraska Public Power District, Power Supply System
                                                Revenue Bonds, Series A, 5.25% due 1/01/2005 (h)(i)                       10,070
--------------------------------------------------------------------------------------------------------------------------------
Nevada--0.7%         A       A2         5,000   Henderson, Nevada, Health Care Facilities Revenue Bonds
                                                (Catholic Healthcare West), 5.375% due 7/01/2026                           4,898
--------------------------------------------------------------------------------------------------------------------------------
New Hampshire--      NR*     NR*        3,410   New Hampshire Higher Educational and Health Facilities
0.6%                                            Authority, Revenue Refunding Bonds (Saint Anselm College),
                                                6.20% due 7/01/2003 (i)                                                    3,766
--------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.8%     A1+     P1           100   Farmington, New Mexico, PCR, Refunding (Arizona Public
                                                Service Company), VRDN, Series B, 4.25% due 9/01/2024 (k)                    100
                     A-      A2         5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                Corporation Project), 6.50% due 4/01/2013                                  5,472
--------------------------------------------------------------------------------------------------------------------------------
New York--13.4%      A1+     VMIG1+     2,400   Long Island Power Authority, New York, Electric System
                                                Revenue Bonds, VRDN, Sub-Series 5, 4.25% due 5/01/2033 (k)                 2,400
                                                Municipal Assistance Corporation for New York City, New York,
                                                Revenue Refunding Bonds:
                     AA      Aa2        1,935      Series E, 5.50% due 7/01/2007                                           2,091
                     AA      Aa2        5,000      Series O, 5.25% due 7/01/2007                                           5,331
                     AA      Aa2        3,500      Series O, 5.25% due 7/01/2008                                           3,741
                                                New York City, New York, GO:
                     A-      A3         5,000      Series B, 5.875% due 8/15/2013                                          5,393
                     A-      A3         9,055      Series F, 5.75% due 2/01/2019                                           9,569
                     A-      A3         5,000      Series K, 6.25% due 4/01/2006 (i)                                       5,685
                                                New York City, New York, GO, Refunding:
                     A-      A3         5,000      Series E, 6.50% due 2/15/2006                                           5,632
                     A-      A3         8,825      Series G, 5.75% due 2/01/2017                                           9,378
                     A-      A3         2,315      Series J, 6% due 8/01/2017                                              2,525
                                                New York City, New York, Municipal Water Finance Authority,
                                                Water and Sewer System Revenue Bonds:
                     AAA     Aaa        8,085      RITR, Series FR-5, 7.095% due 6/15/2026 (j)                             9,277
                     AAA     Aaa        1,590      Series B, 5.75% due 6/15/2026 (h)                                       1,704
                     A1+     VMIG1+     1,800      VRDN, Series C, 4.20% due 6/15/2023 (d)(k)                              1,800
--------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
New York                                        New York City, New York, Municipal Water Finance Authority,
(concluded)                                     Water and Sewer System Revenue Refunding Bonds (d):
                     AAA     Aaa      $ 1,500      Series D, 4.75% due 6/15/2025                                        $  1,412
                     A1+     VMIG1+     1,400      VRDN, Series A, 4.20% due 6/15/2025 (k)                                 1,400
                     AA      Aa3        7,455   New York City, New York, Transitional Finance Authority
                                                Revenue Bonds, Future Tax Secured, Series B, 4.75%
                                                due 11/15/2023                                                             7,012
                     AAA     Aaa        3,485   New York State Dormitory Authority, Revenue Refunding
                                                Bonds (Saint Vincent's Hospital and Medical Center),
                                                5.75% due 8/01/2015 (a)(e)                                                 3,703
                     AA-     Aa1        3,380   New York State Environmental Facilities Corporation, PCR
                                                (State Water Revolving Fund), Series B, 5.25% due 6/15/2014                3,475
                     A+      A3         1,000   New York State Local Government Assistance Corporation
                                                Revenue Bonds, Series A, 6% due 4/01/2016                                  1,091
                     BBB+    Baa1       5,000   New York State Urban Development Corporation, Revenue
                                                Refunding Bonds (Correctional Capital Facilities),
                                                5.75% due 1/01/2013                                                        5,225
                     A+      Aa3        1,080   Triborough Bridge and Tunnel Authority, New York, General
                                                Purpose Revenue Refunding Bonds, Series A, 5.50%
                                                due 1/01/2008                                                              1,171
--------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.0%   NR*     Aaa        6,750   Oliver County, North Dakota, PCR, Refunding, RIB, Series 12,
                                                6.205% due 1/01/2027 (a)(j)                                                6,878
--------------------------------------------------------------------------------------------------------------------------------
Ohio--3.8%           AA+     Aa1        2,750   Ohio State, GO, Infrastructure Improvement, Series B,
                                                5% due 2/01/2016                                                           2,767
                                                Ohio State Solid Waste Disposal Revenue Bonds
                                                (USG Corporation Project), AMT:
                     BBB     Baa3       5,000      5.60% due 8/01/2032                                                     4,970
                     BBB     Baa3       2,500      5.65% due 3/01/2033                                                     2,502
                     AAA     Aaa       10,250   Ohio State Turnpike Commission, Turnpike Revenue Bonds,
                                                Series B, 4.75% due 2/15/2028 (d)                                          9,637
                     AAA     Aaa        5,345   Ohio State Water Development Authority, Pollution Control
                                                Facilities Revenue Bonds (Water Control Loan Fund--
                                                Water Quality Series), 5% due 12/01/2013 (h)                               5,446
--------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--3.7%   A1+     NR*          200   Pennsylvania State Higher Educational Facilities Authority,
                                                Revenue Refunding Bonds (Carnegie Mellon University), VRDN,
                                                Series B, 4.20% due 11/01/2027 (k)                                           200
                     AAA     Aaa        6,000   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                Revenue Bonds, Senior Series A, 5.25% due 12/01/2017 (a)                   6,136
                     A1+     VMIG1+     1,200   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                Facilities Authority, Hospital Revenue Bonds (Children's
                                                Hospital of Philadelphia Project), VRDN, 4.20% due 3/01/2027 (k)           1,200
                                                Southeastern Pennsylvania Transportation Authority,
                                                Pennsylvania, Special Revenue Bonds (d):
                     AAA     Aaa        2,650      5.40% due 3/01/2010                                                     2,828
                     AAA     Aaa        3,615      Series A, 5.25% due 3/01/2013                                           3,790
                     AAA     Aaa       11,000      Series A, 4.75% due 3/01/2024                                          10,357
--------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.4%   AAA     Aaa      $ 2,500   Providence, Rhode Island, GO, Series A, 5.70% due 7/15/2019 (f)         $  2,652
--------------------------------------------------------------------------------------------------------------------------------
South Carolina--6.1% A+      A1        12,000   Fairfield County, South Carolina, PCR (South Carolina Electric
                                                and Gas Company), 6.50% due 9/01/2014                                     13,155
                     A-      A2         8,000   Richland County, South Carolina, Solid Waste Disposal Facilities
                                                Revenue Bonds (Union Camp Corporation Project), AMT,
                                                Series A, 6.75% due 5/01/2022                                              8,692
                     AAA     Aaa        4,000   South Carolina Housing Finance and Development Authority,
                                                Mortgage Revenue Refunding Bonds, AMT, Series A-1, 5.95%
                                                due 7/01/2029 (a)(e)                                                       4,197
                     AAA     Aaa        9,500   South Carolina State Public Service Authority Revenue Bonds
                                                (Santee Cooper), Series D, 6.625% due 7/01/2002 (i)                       10,508
                     NR*     NR*        3,800   Spartanburg County, South Carolina, Solid Waste Disposal
                                                Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                due 11/01/2024                                                             4,299
--------------------------------------------------------------------------------------------------------------------------------
South Dakota--0.9%   AAA     Aa1        5,500   South Dakota HDA, Homeownership Mortgage Revenue
                                                Refunding Bonds, Series A, 6.45% due 5/01/2022                             5,786
--------------------------------------------------------------------------------------------------------------------------------
Texas--4.3%          AAA     Aaa        8,800   Austin, Texas, Independent School District, GO,
                                                5.125% due 8/01/2016                                                       8,915
                     NR*     Aaa        1,000   Bell County, Texas, Health Facilities Development Revenue
                                                Bonds (Lutheran General Health Care System), 6.50%
                                                due 7/01/2019 (c)                                                          1,160
                     NR*     NR*        5,000   Harris County, Texas, Health Facilities Development Corporation,
                                                Hospital Revenue Bonds (Memorial Hospital System Project),
                                                Series A, 6.60% due 6/01/2004 (i)                                          5,660
                     A1+     NR*        1,300   Harris County, Texas, Health Facilities Development Corporation,
                                                Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                                4.25% due 12/01/2025 (k)                                                   1,300
                     A1+     VMIG1+     1,700   Harris County, Texas, Industrial Development Corporation,
                                                Revenue Refunding Bonds (Shell Oil Company Project),
                                                VRDN, 4% due 4/01/2027 (k)                                                 1,700
                     AA      Aaa        3,480   Texas Housing Agency, Residential Development Mortgage
                                                Revenue Bonds, Series A, 7.50% due 7/01/2015 (e)(g)                        3,710
                     AAA     Aaa        6,070   Texas Technology University Revenue Refunding and
                                                Improvement Bonds (Financing System), 6th Series,
                                                5.25% due 2/15/2015 (a)                                                    6,262
--------------------------------------------------------------------------------------------------------------------------------
Utah--4.8%           AA      Aa2       15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                (IHC Hospitals Incorporated), 6.30% due 2/15/2015                         17,397
                     AAA     Aaa       12,500   Weber County, Utah, Hospital Revenue Bonds (INC Health
                                                Services Inc.), 5% due 8/15/2030 (a)                                      11,929
                     A-      NR*        2,710   West Valley City, Utah, Redevelopment Agency, Tax Increment
                                                Revenue Bonds, 6% due 3/01/2024                                            2,890
--------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund, Inc.                                      April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                     S&P    Moody's    Face                                                                               Value
State              Ratings  Ratings   Amount                            Issue                                           (Note 1a)
--------------------------------------------------------------------------------------------------------------------------------
Virginia--3.4%                                  Norfolk, Virginia, GO (Capital Improvement) (d):
                     AAA     Aaa      $ 2,190      5.375% due 6/01/2016                                                 $  2,270
                     AAA     Aaa        2,190      5.375% due 6/01/2017                                                    2,261
                     AA+     Aa1       17,435   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                Series A, 7.15% due 1/01/2033                                             18,225
--------------------------------------------------------------------------------------------------------------------------------
Washington--1.2%     NR*     Aaa        5,000   Washington State Health Care Facilities Authority, Revenue
                                                Refunding Bonds (Children's Hospital and Regional Medical
                                                Center), 5% due 10/01/2028 (f)                                             4,778
                     AAA     Aaa        2,825   Washington State Public Power Supply System, Revenue
                                                Refunding Bonds (Nuclear Project No. 2), Series A,
                                                5.70% due 7/01/2011 (a)                                                    3,038
--------------------------------------------------------------------------------------------------------------------------------
West Virginia--0.8%  A       A2         5,000   Braxton County, West Virginia, Solid Waste Disposal Revenue Bonds
                                                (Weyerhaeuser Company Project), AMT, 6.50% due 4/01/2025                   5,422
--------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.6%      AA-     A1         3,800   Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
                                                Series D, 7.20% due 11/01/2013                                             4,104
--------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$626,367)--99.2%                                                                                661,206

Other Assets Less Liabilities--0.8%                                                                                        5,239
                                                                                                                        --------
Net Assets--100.0%                                                                                                      $666,445
                                                                                                                        ========
--------------------------------------------------------------------------------------------------------------------------------

(a) AMBAC Insured.
(b) Connie Lee Insured.
(c) Escrowed to maturity.
(d) FGIC Insured.
(e) FHA Insured.
(f) FSA Insured.
(g) GNMA Collateralized.
(h) MBIA Insured.
(i) Prerefunded.
(j) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
(k) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1999.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1999

Assets:              Investments, at value (identified cost--$626,366,509) (Note 1a) ..........                      $661,205,543
                     Cash .....................................................................                         6,125,528
                     Receivables:
                       Interest ...............................................................   $ 11,247,584
                       Securities sold ........................................................      5,403,389         16,650,973
                                                                                                  ------------
                     Prepaid expenses and other assets ........................................                            17,697
                                                                                                                     ------------
                     Total assets .............................................................                       683,999,741
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased ...................................................     16,715,547
                       Dividends to shareholders (Note 1e) ....................................        538,768
                       Investment adviser (Note 2) ............................................        293,274         17,547,589
                                                                                                  ------------
                     Accrued expenses and other liabilities ...................................                             6,817
                                                                                                                     ------------
                     Total liabilities ........................................................                        17,554,406
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...............................................................                      $666,445,335
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (8,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ....                      $200,000,000
                       Common Stock, par value $.10 per share (30,425,258 shares issued
                       and outstanding) .......................................................   $  3,042,526
                     Paid-in capital in excess of par .........................................    423,867,420
                     Undistributed investment income--net .....................................      4,934,926
                     Accumulated realized capital losses on investments--net (Note 5) .........       (238,571)
                     Unrealized appreciation on investments--net ..............................     34,839,034
                                                                                                  ------------
                     Total--Equivalent to $15.33 net asset value per share of Common Stock
                     (market price--$14.375) ..................................................                       466,445,335
                                                                                                                     ------------
                     Total capital ............................................................                      $666,445,335
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

      *     Auction Market Preferred Stock.

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1999

Statement of Operations

                                                                                                     For the Six Months Ended
                                                                                                               April 30, 1999
-----------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned.........                           $ 18,862,921
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)................................        $  1,674,659
                     Commission fees (Note 4).........................................             248,992
                     Transfer agent fees..............................................              57,464
                     Accounting services (Note 2).....................................              54,194
                     Professional fees................................................              36,690
                     Custodian fees...................................................              17,727
                     Listing fees.....................................................              15,906
                     Printing and shareholder reports.................................              15,360
                     Directors' fees and expenses.....................................              11,496
                     Pricing fees.....................................................               8,053
                     Other............................................................              18,618
                                                                                              ------------
                     Total expenses ..................................................                              2,159,159
                                                                                                                 ------------
                     Investment income--net...........................................                             16,703,762
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ...............................                              9,290,113
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ...........                            (17,080,884)
Investments--Net                                                                                                 ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ............                           $  8,912,991
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1999

Statements of Changes in Net Assets

                                                                                           For the Six       For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       April 30, 1999   Oct. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ............................................  $  16,703,762   $  34,209,212
                     Realized gain on investments--net .................................      9,290,113       7,102,938
                     Change in unrealized appreciation on investments--net .............    (17,080,884)      4,737,384
                                                                                          -------------   -------------
                     Net increase in net assets resulting from operations ..............      8,912,991      46,049,534
                                                                                          -------------   -------------
-----------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders           Common Stock ....................................................    (13,244,997)    (26,777,909)
(Note 1e):             Preferred Stock .................................................     (3,120,660)     (7,020,160)
                                                                                          -------------   -------------
                     Net decrease in net assets resulting from dividends to shareholders    (16,365,657)    (33,798,069)
                                                                                          -------------   -------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ...........................     (7,452,666)     12,251,465
                     Beginning of period ...............................................    673,898,001     661,646,536
                                                                                          -------------   -------------
                     End of period* ....................................................  $ 666,445,335   $ 673,898,001
                                                                                          =============   =============
-----------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net ..............................  $   4,934,926   $   4,596,821
                                                                                          =============   =============
-----------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended           For the Year Ended October 31,
                                                                       April 30,     --------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1999          1998        1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........  $  15.58      $  15.17    $  14.57    $  14.58    $  13.16
Operating                                                              --------      --------    --------    --------    --------
Performance:         Investment income--net .........................       .55          1.12        1.13        1.14        1.15
                     Realized and unrealized gain (loss) on
                     investments--net ...............................      (.26)          .40         .59        (.01)       1.43
                                                                       --------      --------    --------    --------    --------
                     Total from investment operations ...............       .29          1.52        1.72        1.13        2.58
                                                                       --------      --------    --------    --------    --------
                     Less dividends and distributions to Common
                     Stock shareholders:
                       Investment income--net .......................      (.44)         (.88)       (.89)       (.90)       (.89)
                       Realized gain on investments--net ............        --            --          --          --        (.02)
                       In excess of realized gain on investments--net        --            --          --          --          --+
                                                                       --------      --------    --------    --------    --------
                     Total dividends and distributions to Common
                     Stock shareholders .............................      (.44)         (.88)       (.89)       (.90)       (.91)
                                                                       --------      --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .....................      (.10)         (.23)       (.23)       (.24)       (.25)
                         Realized gain on investments--net ..........        --            --          --          --          --+
                         In excess of realized gain on
                         investments--net ...........................        --            --          --          --          --+
                                                                       --------      --------    --------    --------    --------
                     Total effect of Preferred Stock activity .......      (.10)         (.23)       (.23)       (.24)       (.25)
                                                                       --------      --------    --------    --------    --------
                     Net asset value, end of period .................  $  15.33      $  15.58    $  15.17    $  14.57    $  14.58
                                                                       ========      ========    ========    ========    ========
                     Market price per share, end of period ..........  $ 14.375      $15.5625    $14.4375    $ 12.875    $ 12.625
                                                                       ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................     (4.94%)++     14.33%      19.58%       9.12%      23.63%
Return:**                                                              ========      ========    ========    ========    ========
                     Based on net asset value per share .............      1.26%++       8.93%      11.03%       6.93%      19.34%
                                                                       ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .64%*         .64%        .65%        .66%        .66%
Net Assets:***                                                         ========      ========    ========    ========    ========
                     Investment income--net .........................      4.99%*        5.12%       5.32%       5.32%       5.65%
                                                                       ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end
Data:                of period (in thousands) .......................  $466,445      $473,898    $461,647    $443,154    $443,718
                                                                       ========      ========    ========    ========    ========
                     Preferred Stock outstanding, end of period
                     (in thousands) .................................  $200,000      $200,000    $200,000    $200,000    $200,000
                                                                       ========      ========    ========    ========    ========
                     Portfolio turnover .............................     47.45%        42.95%      36.87%      68.22%      57.56%
                                                                       ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................  $  3,332      $  3,369    $  3,308    $  3,216    $  3,219
                                                                       ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Dividends Per        Series A--Investment income--net ...............  $    431      $    961    $    864    $    953    $    961
Share on                                                               ========      ========    ========    ========    ========
Preferred Stock      Series B--Investment income--net ...............  $    376      $    879    $    892    $    880    $    917
Outstanding:                                                           ========      ========    ========    ========    ========
                     Series C--Investment income--net ...............  $    372      $    815    $    884    $    888    $    977
                                                                       ========      ========    ========    ========    ========
                     Series D--Investment income--net ...............  $    382      $    856    $    873    $    885    $    921
                                                                       ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ***   Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Amount is less than $.01 per share.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                      April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniYield Quality Fund, Inc.                                      April 30, 1999

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $306,433,786 and $308,326,457, respectively.

Net realized gains for the six months ended April 30, 1999 and net unrealized gains as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ...................         $9,290,113         $34,839,034
                                                  ----------         -----------
Total ...................................         $9,290,113         $34,839,034
                                                  ==========         ===========
--------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $34,839,034, of which $37,068,846 related to appreciated securities and $2,229,812 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $626,366,509.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1999 were as follows: Series A, 3.38%; Series B, 3.60%; Series C, 3.00%; and Series D, 3.40%.

Shares issued and outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $122,330 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carryforward of approximately $1,083,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068881 per share, payable on May 27, 1999 to shareholders of record as of May 21, 1999.

MuniYield Quality Fund, Inc.                                      April 30, 1999

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa..............................................................   50.6%
AA/Aa ...............................................................   18.1
A/A..................................................................   14.1
BBB/Baa..............................................................    8.7
B/B..................................................................    0.5
NR (Not Rated).......................................................    3.9
Other+...............................................................    3.3
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

MuniYield Quality Fund, Inc.                                      April 30, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of MuniYield Quality Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MQY

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a pro spectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater vola-tility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. State ments and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16352--4/99

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